                                                                     EXHIBIT 1.1

                          MOMENTA PHARMACEUTICALS, INC.


                                  [___] Shares

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                dated [___], 2004


                               SG COWEN & CO., LLC
                         BANC OF AMERICA SECURITIES LLC
                            CIBC WORLD MARKETS CORP.
                            THINKEQUITY PARTNERS LLC

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                                TABLE OF CONTENTS

                                                                                                                PAGE
Section 1.     Representations and Warranties of the Company......................................................2

      (a)   COMPLIANCE WITH REGISTRATION REQUIREMENTS.............................................................2
      (b)   OFFERING MATERIALS FURNISHED TO UNDERWRITERS..........................................................3
      (c)   DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY......................................................3
      (d)   THE UNDERWRITING AGREEMENT............................................................................3
      (e)   AUTHORIZATION OF THE COMMON SHARES....................................................................3
      (f)   NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS....................................................3
      (g)   NO MATERIAL ADVERSE CHANGE............................................................................3
      (h)   INDEPENDENT ACCOUNTANTS...............................................................................4
      (i)   PREPARATION OF THE FINANCIAL STATEMENTS...............................................................4
      (j)   INCORPORATION AND GOOD STANDING OF THE COMPANY........................................................4
      (k)   CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS........................................................4
      (l)   QUOTATION.............................................................................................5
      (m)   NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED............5
      (n)   NO MATERIAL ACTIONS OR PROCEEDINGS....................................................................5
      (o)   INTELLECTUAL PROPERTY.................................................................................6
      (p)   ALL NECESSARY PERMITS, ETC............................................................................6
      (q)   TITLE TO PROPERTIES...................................................................................6
      (r)   TAX LAW COMPLIANCE....................................................................................7
      (s)   COMPANY NOT AN "INVESTMENT COMPANY"...................................................................7
      (t)   INSURANCE.............................................................................................7
      (u)   NO PRICE STABILIZATION OR MANIPULATION................................................................7
      (v)   RELATED PARTY TRANSACTIONS............................................................................7
      (w)   DISCLOSURE CONTROLS AND PROCEDURES....................................................................8
      (x)   NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS...........................................................8
      (y)   COMPANY'S ACCOUNTING SYSTEM...........................................................................8
      (z)   COMPLIANCE WITH ENVIRONMENTAL LAWS....................................................................8
      (aa)  ERISA COMPLIANCE......................................................................................9
      (bb)  BROKERS..............................................................................................10
      (cc)  NO OUTSTANDING LOANS OR OTHER INDEBTEDNESS...........................................................10
      (dd)  COMPLIANCE WITH LAWS.................................................................................10
      (ee)  DIRECTED SHARE PROGRAM...............................................................................10
      (ff)  NO LABOR DISPUTES....................................................................................11
      (gg)  MATERIAL CONTRACTS...................................................................................11
      (hh)  NO MARGIN SECURITIES.................................................................................11
      (ii)  FORWARD-LOOKING STATEMENTS...........................................................................11
      (jj)  SARBANES-OXLEY ACT OF 2002...........................................................................11
      (kk)  CORPORATE GOVERNANCE.................................................................................11
      (ll)  COMMUNICATION WITH THE FDA...........................................................................11
      (mm)  STUDIES AND OTHER PRECLINICAL TESTS..................................................................12

Section 2.     PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES..................................................12

      (a)   THE FIRM COMMON SHARES...............................................................................12
      (b)   THE FIRST CLOSING DATE...............................................................................12
      (c)   THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE..................................................12
      (d)   PUBLIC OFFERING OF THE COMMON SHARES.................................................................13
      (e)   PAYMENT FOR THE COMMON SHARES........................................................................13
      (f)   DELIVERY OF THE COMMON SHARES........................................................................13

                                       i

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
Section 3.     ADDITIONAL COVENANTS OF THE COMPANY...............................................................14

      (a)   REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS.......................................14
      (b)   SECURITIES ACT COMPLIANCE............................................................................14
      (c)   AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS........................14
      (d)   COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS...........................................15
      (e)   BLUE SKY COMPLIANCE..................................................................................15
      (f)   USE OF PROCEEDS......................................................................................15
      (g)   TRANSFER AGENT.......................................................................................15
      (h)   EARNINGS STATEMENT...................................................................................15
      (i)   PERIODIC REPORTING OBLIGATIONS.......................................................................16
      (j)   DIRECTED SHARE PROGRAM...............................................................................16
      (k)   QUOTATION............................................................................................16
      (l)   AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES.................................................16
      (m)   INVESTMENT LIMITATION................................................................................16
      (n)   NO MANIPULATION OF PRICE.............................................................................16
      (o)   EXISTING LOCK-UP AGREEMENT...........................................................................17
      (p)   NO PRESS RELEASES OR CONFERENCES.....................................................................17
      (q)   NO ACTIVE TRADING IN OR RAISING THE PRICE OF THE COMMON SHARES.......................................17

Section 4.     PAYMENT OF EXPENSES...............................................................................17

Section 5.     CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.................................................18

      (a)   ACCOUNTANTS' COMFORT LETTER..........................................................................18
      (b)   COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM NASD.....................18
      (c)   NO MATERIAL ADVERSE CHANGE OR RATINGS AGENCY CHANGE..................................................19
      (d)   OPINION OF COUNSEL FOR THE COMPANY...................................................................19
      (e)   OPINION OF COUNSEL FOR THE COMPANY WITH RESPECT TO INTELLECTUAL PROPERTY MATTERS.....................19
      (f)   OPINION OF COUNSEL FOR THE UNDERWRITERS..............................................................19
      (g)   OFFICERS' CERTIFICATE................................................................................19
      (h)   BRING-DOWN COMFORT LETTER............................................................................20
      (i)   LOCK-UP AGREEMENT FROM CERTAIN SECURITY HOLDERS OF THE COMPANY.......................................20
      (j)   NOTICE OF A DISCLOSURE VIOLATION.....................................................................20
      (k)   AUTHORIZATION OF THIS AGREEMENT AND RELATED TRANSACTIONS.............................................20
      (l)   NO GOVERNMENT PROHIBITIONS...........................................................................21
      (m)   INCLUSION ON THE NASDAQ NATIONAL MARKET..............................................................21
      (n)   AMENDMENT OF SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT.................................21
      (o)   ADDITIONAL DOCUMENTS.................................................................................21

Section 6.     REIMBURSEMENT OF UNDERWRITERS' EXPENSES...........................................................21

Section 7.     EFFECTIVENESS OF THIS AGREEMENT...................................................................22

Section 8.     INDEMNIFICATION...................................................................................22

      (a)   INDEMNIFICATION OF THE UNDERWRITERS..................................................................22
      (b)   INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS...........................................23
      (c)   NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES...................................................24
      (d)   SETTLEMENTS..........................................................................................24
      (e)   INDEMNIFICATION FOR DIRECTED SHARES..................................................................25

                                       ii

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
Section 9.  CONTRIBUTION......................................................................................25

Section 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS................................................26

Section 11. TERMINATION OF THIS AGREEMENT.....................................................................27

Section 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY...............................................28

Section 13. NOTICES...........................................................................................28

Section 14. SUCCESSORS........................................................................................29

Section 15. PARTIAL UNENFORCEABILITY..........................................................................29

Section 16. GOVERNING LAW PROVISIONS..........................................................................30

      (a)   CONSENT TO JURISDICTION...........................................................................30
      (b)   WAIVER OF IMMUNITY................................................................................30

Section 17.    GENERAL PROVISIONS.............................................................................30

                                      iii

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                             UNDERWRITING AGREEMENT

[________ __], 2004

SG COWEN & CO., LLC
BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
THINKEQUITY PARTNERS LLC
     As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, NY 10019

Ladies and Gentlemen:

         INTRODUCTORY. Momenta Pharmaceuticals, Inc., a Delaware corporation (the "Company), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of [___] shares (the "Firm Common Shares") of its Common Stock, par value $0.0001 per share (the "Common Stock"). In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] shares (the "Optional Common Shares") of Common Stock, as provided in Section 2. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares". SG Cowen & Co., LLC ("SG Cowen"), Banc of America Securities LLC ("BAS"), CIBC World Markets Corp. and ThinkEquity Partners LLC have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

         The Company and the Underwriters agree that up to [___] of the Firm Common Shares to be purchased by the Underwriters (the "Directed Shares") shall be reserved for sale by the Underwriters to certain eligible directors, officers and employees of the Company and persons having business relationships with the Company (collectively, the "Participants"), as part of the distribution of the Common Shares by the Underwriters (the "Directed Share Program") subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. BAS (the "Designated Underwriter") shall process the sales to the Participants under the Directed Share Program. To the extent that such Directed Shares are not orally confirmed for purchase by the Participants by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-113522), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the

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Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of SG Cowen and BAS, jointly, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated May 21, 2004 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The Company hereby confirms its agreements with the Underwriters as follows:

         Section 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

         (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or, to the best knowledge of the Company, are pending, contemplated or threatened by the Commission.

         Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and (except as may be permitted by Regulation S-T under the Securities Act if filed by electronic transmission pursuant to EDGAR) was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and as of the First Closing Date, as defined in
Section 2(b) (and if Optional Common Shares are to be purchased, the Second Closing Date (as defined in Section 2(c)), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

         (b) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to each of SG Cowen and BAS one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

         (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

         (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

         (e) AUTHORIZATION OF THE COMMON SHARES. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable and free of any preemptive rights, rights of first refusal or similar rights and will conform to the description thereof contained in the Prospectus.

         (f) NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

         (g) NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company (any such change is called a "Material Adverse Change"); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any capital stock, or, except for repurchases by the

Company of Common Stock pursuant to restricted stock purchase agreements in effect as of the date of the Prospectus, repurchase or redemption by the Company of any capital stock.

         (h) INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

         (i) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly in all material respects the consolidated financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles employed in the United States, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary--Summary Financial and Operating Data", "Capitalization" and "Selected Financial and Operating Data" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The pro forma financial statements of the Company and the related notes thereto included under the caption "Summary--Summary
Financial and Operating Data", "Capitalization", "Selected Financial and Operating Data" and elsewhere in the Prospectus and in the Registration Statement present fairly the information contained therein and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (j) INCORPORATION AND GOOD STANDING OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. The Company does not own or control, directly or indirectly, any interest in any corporation, association or other entity.

         (k) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the Prospectus or issued or granted in the ordinary course of the Company's business after the date of the Prospectus under the Company's stock incentive or stock purchase plans. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

         (l) QUOTATION. The Common Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

         (m) NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. The Company is not in violation of its charter or by-laws nor is it in default (or, with the giving of notice or lapse of time, would it be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company is a party or by which it may be bound (including, without limitation, the Loan and Security Agreement, dated as of December 27, 2002, by and between the Company and Silicon Valley Bank (doing business as Silicon Valley East)), or to which any of the property or assets of the Company is subject (each, an "Existing Instrument"), except for such Defaults as would not reasonably be expected to result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument, except as would not reasonably be expected to result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, except as would not reasonably be expected to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

         (n) NO MATERIAL ACTIONS OR PROCEEDINGS. Except as described in the Registration Statement and Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened
(i) against the Company, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, or with the employees of any principal supplier of the Company, exists or, to the Company's knowledge, is threatened or imminent that could reasonably be expected to result in a Material Adverse Change.

         (o) INTELLECTUAL PROPERTY. Except as described in the Registration Statement and Prospectus, the Company owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets described in the Registration Statement and Prospectus as being owned or licensed by it, which the Company reasonably believes are necessary for the conduct of its business (collectively, "Intellectual Property"). Except as described in the Registration Statement and Prospectus, (i) the Company believes that there are no third parties who have rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and the Company is unaware of any facts which it believes would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which it believes would form a reasonable basis for any such claim; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, trade name, copyright, trade secret or other proprietary rights of others, and the Company does not know of any such infringement or violation; (vi) to the Company's knowledge, there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property; and (vii) the Company, the inventors of the Intellectual Property, and, to the Company's knowledge, the Company's licensors, have complied with the duty of candor and disclosure set forth in 37 C.F.R. ss. 1.56 with respect to each of the patents and patent applications comprising the Intellectual Property. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company's knowledge, any of its officers, directors or employees in violation of the rights of any persons.

         (p) ALL NECESSARY PERMITS, ETC. The Company possesses such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business (other than any the absence of which would not reasonably be expected to result in a Material Adverse Change), and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such licenses, certificates, authorizations or permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.

         (q) TITLE TO PROPERTIES. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(i) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such properties or assets and do not materially interfere with the use made of such properties or assets by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made of such real property, improvements, equipment or personal property by the Company.

         (r) TAX LAW COMPLIANCE. The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and has timely paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. The Company does not have any tax deficiency or claims outstanding or assessed or, to the Company's knowledge, proposed against it.

         (s) COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (t) INSURANCE. Except as otherwise disclosed in the Prospectus, the Company is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as the Company has deemed adequate and customary for its business including, but not limited to, policies covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it will not be able to
(i) renew its existing insurance coverage as and when such policies expire or
(ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

         (u) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Common Shares on the Nasdaq National Market in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (v) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or, to the Company's knowledge, any other person required to be described in the Prospectus which have not been described as required, and all related-party transactions have been reviewed and approved by the Company's Board of Directors.

         (w) DISCLOSURE CONTROLS AND PROCEDURES. The Company has established and maintains "disclosure controls and procedures" (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that information required to be disclosed by the Company in the reports that if files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms,
(ii) are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company's disclosure controls and procedures described above, the Company is not aware of (a) any significant deficiency in the design or operation of its internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or, (b) any material weaknesses in its internal controls or (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         (x) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor, to the Company's knowledge, any employee or agent of the Company, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

         (y) COMPANY'S ACCOUNTING SYSTEM. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as employed in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (z) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) the Company is in compliance with all federal, state, local and foreign laws, regulations, permits and other governmental authorizations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), and the Company has not received any written communication, whether from a governmental authority or an employee, that alleges that the Company is not in compliance with any Environmental Law;
(ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Materials of Environmental Concern at any location owned, leased or operated by the Company, now or in the past (collectively, "Environmental Claims"), pending or, to the Company's knowledge, threatened against the Company or any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law; and (iii) to the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that reasonably could be expected to result in non-compliance with any Environmental Law or form the basis of a potential Environmental Claim against the Company or against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or, to the Company's knowledge, by operation of law.

         (aa) ERISA COMPLIANCE. The Company and each "Employee Plan" (as defined below) established or maintained by the Company or its "ERISA Affiliates" (as defined below) are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA"), the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "Code"), and all other applicable laws and regulations. "Employee Plan" means all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock, option or other security plans; stock or other security purchase agreements; stock or other security appreciation rights; incentive, deferred compensation, retirement or supplemental retirement plans; severance, golden parachute, vacation, cafeteria, dependent care, medical care and employee assistance benefits or programs; education or tuition assistance programs; insurance; other similar fringe or employee benefit plans, programs or arrangements; and any current or former employment or executive compensation or severance agreements, written or otherwise, which have ever been sponsored or maintained or entered into for the benefit of, or relating to, any present or former employee or director of the Company and with respect to which the Company may have any material liability. "ERISA Affiliate" means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Code of which the Company is a member. No "reportable event" (as defined under Section 4043 of ERISA), other than reportable events for which the giving of notice has been waived, has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates. No "employee benefit plan" established or maintained by the Company or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under Section 4001(a)(18) of ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification. No "prohibited transaction" (as defined under ERISA or Section 4975 of the Code or "accumulated funding deficiency" (as defined under ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a Material Adverse Change. No Employee Plan is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA, and neither the Company nor any ERISA Affiliate has ever partially or fully withdrawn from any such plan. No Employee Plan is a Multiemployer Plan or "single-employer plan under multiple controlled groups" as described in Section 4063 of ERISA, and neither the Company nor any ERISA Affiliate has ever contributed to or had an obligation to contribute, or incurred any liability in respect of a contribution, to any Multiemployer Plan (as such term is defined in Section 3(37) of ERISA). Each Employee Plan that is a "group health plan" (within the meaning of Code Section 5000(b)(1)) has been operated in material compliance with all laws applicable to such plan, its terms, and with the group health plan continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA ("COBRA Coverage"), Section 4980D of the Code and Sections 701 through 707 of ERISA, Title XXII of the Public Health Service Act and the provisions of the Social Security Act, to the extent such requirements are applicable. No Employee Plan or written or oral agreement exists which obligates the Company or any ERISA Affiliate to provide health care coverage, medical, surgical, hospitalization, death or similar benefits (whether or not insured) to any employee, former employee or director of the Company or any ERISA Affiliate following such employee's, former employee's or director's termination of employment with the Company or any ERISA Affiliate, other than COBRA Coverage or other similar applicable law. No Employee Plan currently or previously maintained by the Company provides any post-termination health care or life insurance benefits, and neither the Company nor its ERISA Affiliates has any obligations (whether written or oral) to provide any post-termination benefits in the future (except for COBRA Coverage or coverage required by any other applicable law).

         (bb) BROKERS. Except as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

         (cc) NO OUTSTANDING LOANS OR OTHER INDEBTEDNESS. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the family members of any of them, except as disclosed in the Registration Statement and Prospectus.

         (dd) COMPLIANCE WITH LAWS. The Company is conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where the failure to so comply would not result in a Material Adverse Change.

         (ee) DIRECTED SHARE PROGRAM. (i) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with all applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the

United States. The Company has not offered, or caused the Underwriters to offer, any Common Shares to any person pursuant to the Directed Share Program with the intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or
(ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         (ff) NO LABOR DISPUTES. No labor disturbance by the employees of the Company exists or, to the best knowledge of the Company, is imminent which might be expected to result in a Material Adverse Change. The Company is not aware that any officer or significant group of employees of the Company plans to terminate employment with the Company.

         (gg) MATERIAL CONTRACTS. There is no franchise, lease, contract, agreement or document required by the Securities Act to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described in all material respects or filed therein as required. Other than as described in the Prospectus, no such franchise, lease, contract or agreement has been terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice of any such pending or threatened termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Change.

         (hh) NO MARGIN SECURITIES. The Company does not own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds from the sale of Common Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Common Shares to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

         (ii) FORWARD-LOOKING STATEMENTS. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Prospectus has been made without a reasonable basis or has been disclosed other than in good faith.

         (jj) SARBANES-OXLEY ACT OF 2002. The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, it will be in compliance with all applicable material provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes-Oxley Act") that are then in effect.

         (kk) CORPORATE GOVERNANCE. The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq National Market shall have approved the Common Shares for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect.

         (ll) COMMUNICATION WITH THE FDA. The Company has (i) orally fairly summarized in all material respects the substance of all of its material communications with representatives of the U.S. Food and Drug Administration (the "FDA"); and (ii) is not aware of any pending communication from the FDA that would cause the Company to revise its strategy for seeking marketing approval from the FDA for M-Enoxaparin or any of the Company's other products under development as described in the Registration Statement and Prospectus.

         (mm) STUDIES AND OTHER PRECLINICAL TESTS. The animal studies and other preclinical tests conducted by or on behalf of the Company that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement and Prospectus were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical study of new drugs or diagnostics as applied to comparable products to those being developed by the Company. The descriptions of the results of such studies and tests contained in the Registration Statement and Prospectus are accurate and complete in all material respects.

         Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

         The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

         Section 2. PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

         (a) THE FIRM COMMON SHARES. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, (i) the Company agrees to issue and sell to the several Underwriters the Firm Common Shares and (ii) the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company shall be $[___] per share.

         (b) THE FIRST CLOSING DATE. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of BAS, 9 West 57th Street, New York, NY (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on [___], or such other time and date not later than 1:30 p.m. New York time, on [___] as the Representatives and the Company shall agree (the time and date of such closing are called the "First Closing Date").

         (c) THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [___] Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company, which notice may be given at any time within 30 days after the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional
Common Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional
Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

         (d) PUBLIC OFFERING OF THE COMMON SHARES. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

         (e) PAYMENT FOR THE COMMON SHARES. Payment for the Common Shares shall be made at the First Closing Date (and, if applicable, at the Second Closing
Date) by wire transfer of immediately available United States funds to an account at a bank acceptable to SG Cowen and BAS jointly, payable to the order of the Company.

         It is understood that the Representatives have been authorized, for their own respective accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. Each of SG Cowen and BAS, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         (f) DELIVERY OF THE COMMON SHARES. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available United States funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available United States funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         Section 3. ADDITIONAL COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

         (a) REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

         (b) SECURITIES ACT COMPLIANCE. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange or inter-dealer quotation system or securities market upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission. The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Common Shares under the Securities Act.

         (c) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees, at its own expense, to promptly prepare (subject to Section 3(a) hereof), file with the Commission and furnish to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading, or so that the Prospectus, as amended or supplemented, will comply with law. The Company will not take any action prior to the expiration of the Prospectus Delivery Period which would require the Prospectus to be amended or supplemented pursuant to this Section 3(c). The Underwriters shall cease using the Prospectus upon receiving written notice from the Company that an amendment or supplement is required under this Section 3(c).

         (d) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may reasonably request.

         (e) BLUE SKY COMPLIANCE. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (f) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

         (g) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

         (h) EARNINGS STATEMENT. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending [___] that satisfies the provisions of Section 11(a) of the Securities Act.

         (i) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Common Shares as may be required under Rule 463 under the Securities Act.

         (j) DIRECTED SHARE PROGRAM. In connection with the Directed Share Program, the Company will use reasonable efforts to ensure that the Directed Shares will be restricted to the extent required by the NASD under NASD Rule 2790 from sale, transfer, assignment, pledge or hypothecation for a period following the date of the effectiveness of the Registration Statement. If so required, the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         (k) QUOTATION. The Company will use its best efforts to include, subject to notice of issuance, the Common Shares on the Nasdaq National Market.

         (l) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period commencing on the date hereof and ending on the 180th day following the date of the Prospectus, the Company will not, without the prior written consent of SG Cowen and BAS jointly (which consent may be withheld at the sole discretion of SG Cowen or BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act (other than a registration statement on Form S-8) in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Registration Statement and Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 180 day period without the prior written consent of SG Cowen and BAS jointly (which consent may be withheld at the sole discretion of the SG Cowen or BAS).

         (m) INVESTMENT LIMITATION. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Common Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

         (n) NO MANIPULATION OF PRICE. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         (o) EXISTING LOCK-UP AGREEMENT. The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities in connection with the Company's initial public offering. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing "lock-up" agreements for the duration of the periods contemplated in such agreements.

         (p) NO PRESS RELEASES OR CONFERENCES. Prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects, without first providing written notification to each Representative.

         (q) NO ACTIVE TRADING IN OR RAISING THE PRICE OF THE COMMON SHARES. In connection with the offering of the Common Shares, until SG Cowen and BAS shall have jointly notified the Company of the completion of the resale of the Common Shares, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Common Shares, or attempt to induce any person to purchase any Common Shares; and will not make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Common Shares.

         Section 4. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock,
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, and advising the Underwriters of such qualifications, registrations and exemptions,
(vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with including the Common Stock on the Nasdaq National Market, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Common Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the costs of any aircraft chartered in connection with the road show, (x) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement, and (xi) all out-of-pocket costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Directed Shares which are designated by the Company for sale to Participants. Except as provided in this Section 4,
Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

         Section 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

         (a) ACCOUNTANTS' COMFORT LETTER. On the date hereof, each of the Representatives shall have received from Ernst & Young LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and (ii) containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional [___] conformed copies of such accountants' letter for each of the several Underwriters).

         (b) COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

                  (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

                  (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the

         Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

                  (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

         (c) NO MATERIAL ADVERSE CHANGE OR RATINGS AGENCY CHANGE. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Representatives, there shall not have occurred any Material Adverse Change.

         (d) OPINION OF COUNSEL FOR THE COMPANY. On each of the First Closing Date and the Second Closing Date, each of the Representatives shall have received the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A (and the Representatives shall have received an additional [___] conformed copies of such counsel's legal opinion for each of the several Underwriters).

         (e) OPINION OF COUNSEL FOR THE COMPANY WITH RESPECT TO INTELLECTUAL PROPERTY MATTERS. On each of the First Closing Date and the Second Closing Date, each of the Representatives shall have received (i) the opinion of Fitzpatrick, Cella, Harper & Scinto, the form of which is attached as Exhibit B, and (ii) the opinion of Fish & Richardson P.C. in form and substance satisfactory to the Representatives and counsel for the Underwriters (and the Representatives shall have received an additional [____] conformed copies of such counsels' legal opinions for each of the several Underwriters).

         (f) OPINION OF COUNSEL FOR THE UNDERWRITERS. On each of the First Closing Date and the Second Closing Date, each of the Representatives shall have received the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, dated as of such Closing Date, with respect to the matters set forth in paragraphs (i) (with respect to due incorporation and valid existence only), (v), (vi) (with respect to the first sentence and item (A) of the second sentence only) and (vii) of Exhibit A (and the Representatives shall have received an additional [___] conformed copies of such counsel's legal opinion for each of the several Underwriters). In addition, such letter shall also contain the statements set forth in the next to the last paragraph of Exhibit A, including subparagraphs (a) and (b) thereof, but not subparagraph
(c).

         (g) OFFICERS' CERTIFICATE. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer and President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such First Closing Date or Second Closing Date, whichever the case may be, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

                  (i) Such officers have carefully examined the Registration Statement and the Prospectus and, in their opinion, the Registration Statement and the Prospectus, as of their respective effective dates, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus;

                  (iii) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

                  (iv) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such First Closing Date or Second Closing Date, whichever the case may be; and

                  (v) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

         (h) BRING-DOWN COMFORT LETTER. On each of the First Closing Date and the Second Closing Date the Representatives shall have received from Ernst & Young LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than five business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional [___] conformed copies of such accountants' letter for each of the several Underwriters).

         (i) LOCK-UP AGREEMENT FROM CERTAIN SECURITY HOLDERS OF THE COMPANY. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from each director, officer and each beneficial owner (as defined and determined according to Rule 13d-3 under the Exchange Act, except that a one hundred eighty day period shall be used rather than the sixty day period set forth therein) of Common Stock, other than the beneficial owners set forth on Schedule B attached hereto, and such agreement shall be in full force and effect on each of the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date.

         (j) NOTICE OF A DISCLOSURE VIOLATION. None of the Underwriters shall have discovered and disclosed to the Company on or prior to the First Closing Date or, with respect to the Optional Common Shares, the Second Closing Date, that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (k) AUTHORIZATION OF THIS AGREEMENT AND RELATED TRANSACTIONS. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Common Shares, the Registration Statement, the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters.

         (l) NO GOVERNMENT PROHIBITIONS. No injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction or other governmental authority shall have been issued as of the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, which would prevent the issuance or sale of the Common Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

         (m) INCLUSION ON THE NASDAQ NATIONAL MARKET. The Nasdaq National Market shall have approved the Common Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

         (n) AMENDMENT OF SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT. On or prior to the date hereof, the Company shall have amended the Second Amended and Restated Investors' Rights Agreement, dated as of February 27, 2004, by and among the Company, the persons and entities listed on schedules attached thereto, the Massachusetts Institute of Technology and Silicon Valley Bank, as set forth in Exhibit D attached hereto.

         (o) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time on or prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6,
Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         Section 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Representatives pursuant to Section 5 or Section 11, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

         Section 7. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

         Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company to any Underwriter, except that if this Agreement is terminated by the Company pursuant to this
Section 7, the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges, (b) any Underwriter to the Company, or (c) any party hereto to any other party except that the provisions of Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

         Section 8. INDEMNIFICATION.

         (a) INDEMNIFICATION OF THE UNDERWRITERS. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or, if applicable, the laws or regulations of foreign jurisdictions where Directed Shares have been offered, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon, in whole or in part, (A)(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any inaccuracy in the representations and warranties of the Company contained herein; or (iv) any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct, and (B) the violation of any applicable laws or regulations of foreign jurisdictions where Directed Shares have been offered; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by SG Cowen and/or BAS) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

         (b) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS AND OFFICERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) in the first paragraph (including the language contained in the four bullets following such paragraph) under the heading "Stabilization, Short Positions and Penalty Bids," and under the headings "Passive Market Making" and "Prospectus Delivery," in each case under the caption "Underwriting" in the Prospectus and (B) in the table in the first paragraph, as well as in the fourth paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

         (c) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (SG Cowen and BAS jointly in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) SETTLEMENTS. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (e) INDEMNIFICATION FOR DIRECTED SHARES. In connection with the offer and sale of the Directed Shares, the Company agrees to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of the Participants to pay for and accept delivery of Directed Shares which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase. The Company agrees to indemnify and hold harmless the Designated Underwriter, its officer and employees, and each person, if any, who controls the Designated Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Designated Underwriter or such controlling person may become subject, which is (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that such Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program. The indemnity agreement set forth in this Section 8(e) shall be in addition to any liabilities that the Company may otherwise have.

         Section 9. CONTRIBUTION. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

         Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

         Section 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several

Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         Section 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Representatives by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq National Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any

Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         Section 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, any person controlling any Underwriter, the Company, the officers or employees of the Company, or any person controlling the Company,
(ii) acceptance of the Common Shares and payment for them hereunder and (iii) termination of this Agreement.

         Section 13. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 482-8154
Attention: Head of Equity Capital Markets

and

Banc of America Securities LLC
9 West 57th Street
New York,  NY 10019
Facsimile: (212) 933-2217
Attention: Thomas M. Morrison

with a copy to:

SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, NY 10020
Facsimile: (212) 278-7995
Attention: Legal Department
and

Banc of America Securities LLC
9 West 57th Street
New York, NY 10019
Facsimile: (212) 583-8567
Attention: Legal Department

and

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Facsimile: (617) 542-2241
Attention: Jonathan L. Kravetz, Esq.

If to the Company:

Momenta Pharmaceuticals, Inc.
43 Moulton Street
Cambridge, MA 02138
Facsimile: (617) 491-9701
Attention: President

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109
Facsimile: (617) 526-5000
Attention: Steven D. Singer, Esq.

         Any party hereto may change the address for receipt of communications by giving written notice to the others.

         Section 14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

         Section 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         Section 16. GOVERNING LAW PROVISIONS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         (a) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         (b) WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

         Section 17. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                               Very truly yours,

                                               MOMENTA PHARMACEUTICALS, INC.

                                               By:
                                                  -----------------------------
                                               Alan L. Crane
                                               Chairman of the Board, President
                                               and Chief Executive Officer

         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters in New York, New York as of the date first above written.

SG COWEN & CO., LLC
BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.
THINKEQUITY PARTNERS LLC
     Acting as Representatives of the
     several Underwriters named in
     the attached Schedule A.

By: SG COWEN & CO., LLC

By:
   -------------------------------------------
   Managing Director

By: BANC OF AMERICA SECURITIES LLC

By:
   -------------------------------------------
   Managing Director

                                   SCHEDULE A

                                                                                            NUMBER OF FIRM
                                                                                            COMMON SHARES TO BE
UNDERWRITERS                                                                                PURCHASED
SG Cowen & Co., LLC.....................................................................    [___]
Banc of America Securities LLC..........................................................    [___]
CIBC World Markets Corp.................................................................    [___]
ThinkEquity Partners LLC................................................................    [___]

          Total.........................................................................    [___]

                                   SCHEDULE B

                                                                                        NUMBER OF SHARES OF
                                                                                     COMMON STOCK BENEFICIALLY
BENEFICIAL OWNER                                                                             OWNED
Rodrigo B. Andrade.................................................................         3,786
Stephen L. Buchwald................................................................         2,512
Yosuf El-Shabrawi..................................................................         1,125
Peter Juhasz.......................................................................         3,786
Dongfang Liu.......................................................................         5,775
Daniel Lohse.......................................................................         1,500
Obadiah J. Plante..................................................................        10,124

                                    EXHIBIT A

                    FORM OF LEGAL OPINION OF COMPANY COUNSEL

         THE FINAL OPINION IN DRAFT FORM WILL BE ATTACHED AS EXHIBIT A AT THE TIME THIS AGREEMENT IS EXECUTED.

         Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

         References to the Prospectus in this Exhibit A include any supplements thereto at the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date.

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business and to own, lease and operate its properties as such business and properties are described in the Prospectus.

         (ii) The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in The Commonwealth of Massachusetts.

         (iii) All of the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and nonassessable, and to such counsel's knowledge, all such shares of Common Stock were issued in compliance with a valid exemption from registration under the Securities Act.

         (iv) To such counsel's knowledge, except as described in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Common Shares registered pursuant to the Registration Statement, except for any such rights as have been waived.

         (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (vi) The Common Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by the Underwriting Agreement, will be validly issued, fully paid and nonassessable. There are no preemptive rights to purchase any of the Common Shares pursuant to, and each prior issuance of the preferred stock of the Company was not in violation of any preemptive rights under, (A) the Delaware General Corporation law or (B) any agreement filed as an exhibit to the Registration Statement.

         (vii) The Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or are threatened by the Commission.

         (viii) The statements (i) in the Prospectus under the captions (A) "Risk Factors--Risks Relating to Development and Regulatory Approval--If we are not able to demonstrate therapeutic equivalence for our generic versions of complex drugs, including our M-Enoxaparin and our M-Dalteparin products to the satisfaction of the FDA, we will not obtain regulatory approval for commercial sale of our generic product candidates and our future results of operations would be adversely affected (other than the statements contained in the third paragraph under such caption)"; (B) "Risk Factors--Risks Relating to Development and Regulatory Approval--If our preclinical studies and clinical trials for our development candidates are not successful, we will not be able to obtain regulatory approval for commercial sale of our novel or improved drug candidates"; (C) "Risk Factors--Risks Relating to Development and Regulatory Approval--Failure to obtain regulatory approval in foreign jurisdictions would prevent us from marketing our products abroad"; (D) "Risk Factors--Risks Relating to Development and Regulatory Approval--Even if we obtain regulatory approvals, our marketed drugs will be subject to ongoing regulatory review. If we fail to comply with continuing United States and foreign regulations, we could lose our approvals to market drugs and our business would be seriously harmed"; (E) "Risk Factors--Risks Relating to Our Dependence on Third Parties--We depend on third-party manufacturers to manufacture products for us. If in the future we encounter difficulties in our supply or manufacturing arrangements, our business may be materially affected"; (F) "Business--Collaboration and Licenses"; (G) "Business--Manufacturing"; (H) "Business--Regulatory and Legal Matters" (other than the statements under the subsections entitled "Foreign Regulation", "Lovenox Regulatory and Legal Matters" and "Hazardous Materials"); (I) "Description of Capital Stock"; and (J) "Shares Eligible for Future Sale" and (ii) in Item 14 of Part II of the Registration Statement, insofar as such statements constitute matters of law or legal conclusions or summarize the terms of agreements, are correct in all material respects.

         (ix) To such counsel's knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body that is required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or Prospectus that is not so described.

         (x) Except as may be required under the Securities Act and the rules and regulations of the Commission thereunder and the Exchange Act, and the rules and regulations of the Commission thereunder, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any United States federal or Massachusetts state governmental authority or agency is necessary for the issuance, sale and delivery of the Common Shares by the Company to the Underwriters pursuant to the Underwriting Agreement.

         (xi) The execution and delivery of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby will not (A) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Certificate of Incorporation or By-laws or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party and that is filed as an exhibit to the Registration Statement or (B) violate or conflict with any United States federal or Massachusetts state law, rule or regulation that in our experience is normally applicable in transactions of the type contemplated by the Underwriting Agreement, the Delaware General Corporation Law statute, or any judgment, order or decree specifically naming the Company of which such counsel is aware.

         (xii) The Company is not, and after giving effect to the offering and sale of the Common Shares and application of the proceeds thereof, as described in the Prospectus, will not be an "investment company," as such term is defined in the Investment Company Act.

         In addition to the opinions provided above, such counsel will confirm to you as follows: In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of and counsel for the Underwriters and representatives of the independent public accountants of the Company, during which the contents of the Registration Statement and the Prospectus were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in paragraph (viii) above), subject to the foregoing and based on such participation and discussions:

         (a) the Registration Statement, as of its effective date, and the Prospectus, as of the date thereof (except for the financial statements, including the notes and schedules thereto, and other financial, statistical and accounting data and information, and information relating to the Underwriters and the method of distribution of the Common Shares by the Underwriters included therein or omitted therefrom, as to which such counsel need express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder;

         (b) no facts have come to such counsel's attention that have caused such counsel to believe that (i) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause (a) above) or (ii) the Prospectus, as of the date it was filed with the Commission pursuant to Rule[s] 424(b)([__] [and 430A]) under the Securities Act or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (a) above); and

         (c) such counsel is not aware of any contract or other document of a character required by the Securities Act and the applicable rules and regulations of the Commission thereunder to be filed as an exhibit to the Registration Statement that is not so filed.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                    EXHIBIT B

             FORM OF LEGAL OPINION OF INTELLECTUAL PROPERTY COUNSEL

         THE FINAL OPINION IN DRAFT FORM WILL BE ATTACHED AS EXHIBIT B AT THE TIME THIS AGREEMENT IS EXECUTED.

         Opinion of patent counsel for the Company to be delivered pursuant to
Section 5(e) of the Underwriting Agreement.

         [OPINION OF FITZPATRICK, CELLA, HARPER & SCINTO TO BE INSERTED]

                                    EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT

March 1, 2004

Banc of America Securities LLC
SG Cowen Securities Corporation
CIBC World Markets Corp.
ThinkEquity Partners LLC
      As Representatives of the Several Underwriters
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY 10019

         Re: Momenta Pharmaceuticals, Inc. (the "Company")

Ladies and Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse, or immediate family member of the spouse or the undersigned living in the undersigned's household, not to), without the prior written consent of Banc of America Securities LLC and SG Cowen Securities Corporation (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including, without limitation, any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with the Offering. The foregoing sentence shall not apply to (i) any shares acquired from Banc of America Securities LLC as part of the Offering in connection with the directed share program, (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after completion of the Offering,

(iii) bona fide gifts not involving a disposition for value, (iv) distributions of shares of Common Stock to partners, members or shareholders of the undersigned, (v) the transfer of any or all of the shares of Common Stock owned by the undersigned, either during his or her lifetime or upon his or her death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, or (vi) dispositions to family limited partnerships or to family limited liability companies for the direct or indirect benefit of, or controlled by, the undersigned or the immediate family of the undersigned; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to Banc of America Securities LLC and SG Cowen Securities Corporation an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter. The undersigned also agrees and consents to (a) the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of, and/or (b) the placement of legends on certificates representing, shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

         With respect to the Offering only, the undersigned waives any registration rights and related notices with respect to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

         This agreement shall terminate in the event the Offering is not closed on or before June 30, 2004.

         This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.


--------------------------------------------
         Printed Name of Holder

By:
   -----------------------------------------
         Signature

--------------------------------------------
         Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

                                    EXHIBIT D

                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

[AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT TO BE INSERTED]




                                       1